CAPITAL MANAGEMENT	12 Months Ended
Dec. 31, 2024
Disclosure of Capital Management [Abstract]
CAPITAL MANAGEMENT	CAPITAL MANAGEMENT
Our partnership’s approach to capital management is focused on maximizing returns to unitholders and ensuring capital is deployed in a manner consistent with achieving our investment return objectives.
Invested Capital, which tracks the amount of capital that has been contributed to our partnership, is a measure we utilize to assess returns on capital deployed, relative to targeted returns. Investment decisions are based on, amongst other measures and factors, targeted returns on Invested Capital of 12% to 15%+ annually over the long-term. We measure return on Invested Capital as Adjusted Funds from Operations (“AFFO”), less estimated returns of capital on operations that are not perpetual in nature, divided by the weighted average Invested Capital for the period.
We define AFFO as FFO less capital expenditures required to maintain the current performance of our operations (maintenance capital expenditures). We define Invested Capital as partnership capital removing the impact of the following items: non-controlling interest - in operating subsidiaries, retained earnings or deficit, accumulated other comprehensive income and ownership changes.

US$ MILLIONS	2024	2023
Partnership Capital	$29,853	$34,016
Remove impact of the following items since inception:
Non-controlling interest - in operating subsidiaries	(20,568)	(23,661)
Deficit	5,674	4,419
Accumulated other comprehensive income	(1,335)	(1,161)
Ownership changes	(653)	(581)
Invested Capital	$12,971	$13,032
The following table presents the change in Invested Capital during year ended December 31, 2024 and 2023:

	For the year ended December 31,
US$ MILLIONS	2024	2023
Opening balance	$13,032	$12,281
Net redemption of preferred units	(72)	—
Issuance of limited partnership units, net of redemptions	11	—
Issuance of BIPC exchangeable LP Units	—	751
Ending balance	$12,971	$13,032
Weighted Average Invested Capital	$13,032	$12,478